Exhibit 10.7(c)

MEADWESTVACO CORPORATION

Second Amendment to the
MeadWestvaco Corporation Deferred Income Plan
(2007 Restatement)

MeadWestvaco Corporation (the “Company”) maintains the Deferred Income Plan (the “Plan”). Pursuant to Section 10.01(b), the Company reserves the right to amend the Plan as authorized by resolution of the Company’s Board of Directors, which resolution was approved on June 23, 2014.

The Plan is hereby amended effective January 1, 2015 as follows:

1.	Section 1.02(a) is amended by restating subsection (a) in its entirety as follows:

1.02	PURPOSES OF THE PLAN

(a)
The purpose of the Plan is to enable participants to defer voluntarily the receipt of certain amounts, including compensation not otherwise eligible for deferral under the MeadWestvaco Corporation Savings and Employee Stock Ownership Plan for Salaried and Non-Bargained Employees (the “Qualified Plan”). Prior to January 1, 2015, the Plan authorized the Administrative Committee on behalf of the Plan to provide matching credits on certain deferrals to restore certain benefits that could not be provided under the Qualified Plan. Effective as of January 1, 2015, this feature is being eliminated and no additional matching credits on any deferrals of any kind may be made under the terms of this Plan.

2.	Section 4.02 is amended by deleting such section in its entirety, and by substituting the language below to read as follows:

4.02	EMPLOYER NON-QUALIFIED MATCHING CREDITS

Effective as of January 1, 2015, the Administrative Committee is no longer authorized to credit any non-qualified matching credits to any Eligible Employee’s Account.

3.	Section 5.01 is amended by deleting subsection 5.01(d) from Section 5.01 entirely.

Exhibit 10.7(c)

IN WITNESS WHEREOF, the undersigned has executed this Second Amendment to the Plan on this 19th date of November, 2014.

/s/ John A. Luke, Jr.
John A. Luke, Jr.
Chairman and Chief Executive Officer

APPROVALS:

LAW DEPARTMENT                FILED: December 19, 2014

BY:     /s/ John J. Carrara                    /s/ Wendell L. Willkie, II
John J. Carrara                    Wendell L. Willkie, II

Associate General Counsel	Senior Vice President, General Counsel and Secretary